                                                                   EXHIBIT 21.1


                       WASTE MANAGEMENT, INC. SUBSIDIARIES

                                                                                   STATE OR COUNTRY
                                   NAME                                            OF INCORPORATION
                                   ----                                            ----------------
1420 Chestnut Avenue Associates                                                           NJ
1420 Chestnut Avenue LLC                                                                  NJ
40th Street, Inc.                                                                         FL
709292 Alberta Ltd.                                                                       AB
730810 Alberta Ltd.                                                                       AB
740922 Alberta Ltd.                                                                       AB
762570 Alberta Ltd.                                                                       AB
A..C.T.S.  B.V.                                                                       NETHERLANDS
A.S.P.I.C.A. S.r.1.                                                                      ITALY
A-1 Compaction, Inc.                                                                      NY
         Dba United Waste Systems of West Michigan
AB Gosta M. Skoglund                                                                    SWEDEN
Action Portables, Inc.                                                                    CA
Advanced Environmental Technical Services L.L.C.                                          DE
Affordable Recycling Systems, Inc.                                                        NY
Afvalstoffen Terminal Mocrdijk B.V.                                                   NETHERLANDS
Akron Regional Landfill, Inc.                                                             OH
Alabama Waste Disposal Solutions, L.L.C.                                                  AL
Alaska Landfills, Inc.                                                                    AK
Alliance Sanitary Landfill, Inc.                                                          PA
All-Waste Recycling, Inc.                                                                 NY
All-Waste Systems, Inc.                                                                   NY
Amador County Environmental Services, Inc.                                                CA
American Landfill Gas Co.                                                                 OH
American Landfill, Inc.                                                                   OH
American Waste Control of New York, Inc.                                                  NY
Anchorage Refuse, Inc.                                                                    AK
Anderson Landfill, Inc.                                                                   DE
Anderson-Cottonwood Disposal Services, Inc.                                               CA
Anthony Dally & Sons, Inc.                                                                PA
APEX Waste Services, Inc.                                                                 PA
ARB Enterprises, Inc.                                                                     NY
Arden Landfill, Inc. (fka William H. Martin)                                              PA
Arrow Refuse, Inc.                                                                        AK
Art Spert Disposal, LLC                                                                   NY
Art-Jo Co.                                                                                NJ
Aseo S.A.                                                                              ARGENTINA
Atascadero Waste Alternatives, Inc.                                                       CA
Atlantic of New York, Inc.                                                                DE
Atlantic Transportation Services, Inc.                                                    DE
Atlantic Waste Collection, Inc.                                                           DE



Atlantic Waste Disposal, Inc.                                                             DE
Automated Container Recovery, Inc.                                                        CT
Automated Recycling Technologies, Inc. (25%)                                              NJ
Automated Salvage Transport, Inc.                                                         CT
Auxiwaste SA (FRANCE)                                                                   FRANCE
Avenal Waste Alternatives, Inc.                                                           CA
AW Bryant Ltd.                                                                        NEW ZEALAND
Azusa Land Reclamation Company, Inc. (fka American Sheds)                                 CA
B&E Cartage, Inc.                                                                         WV
B&L Disposal Co.                                                                          NV
B. Holmes (Graded Paper) Ltd.                                                       UNITED KINGDOM
B.C. Environmental Enterprises, Inc.                                                      OH
B.C.D. Disposal, Inc.                                                                     PA
Bad Bins Ltd.                                                                         NEW ZEALAND
Baltimore Environmental Recovery Group, Inc.                                              MD
Baltimore Refuse Energy Systems Company, Limited Partnership
Bayside of Marion, Inc.                                                                   FL
Belpar Chemical Services, Inc.                                                            WV
Bensinger, Inc.                                                                           TX
Big Valley Transport, Inc.                                                                WV
Bio-Energy Partners                                                                       IL
Biosolids Reuse Management (JV)                                                           CA
Blandfill, Inc. (fka United Waste Landfill of UT)                                         UT
Bluegrass Containment, Inc.                                                               KY
Bolton Road Landfill, Inc.                                                                DE
Boothscreek Sanitation, Inc.                                                              WV
Bosarge & Edmonds Contractors, Inc.                                                       MS
         Dba Robo
Boudin's Waste & Recycling, Inc.                                                          MS
Braddon Enterprises, Inc.                                                                 WV
Brand Construction Services, Inc.                                                         DE
Brazoria County Recycling Center, Inc.                                                    TX
         BCRC
         Brazoria County Recycling Center
         USA Brazoria County Landfill
         WRS Transfer Station
Brem-Air Disposal, Inc.                                                                   OR
Brent Run Landfill, Inc.                                                                  DE
Bridgeport Resco Company L.P.
Brushy Island Landfill, L.L.C.                                                            DE
Burnsville Sanitary Landfill, Inc.                                                        MN
C&D Sanitation and Recycling, LLC                                                         CT
C&L Disposal Company, Inc.                                                                CA
Caire's CKC Enterprises, Inc.                                                             CA
Cal Sanitation Services, Inc.                                                             CA
          A-1 Sanitation
Cal Sierra Disposal, Inc.                                                                 CA
Cal Sierra Transfer, Inc.                                                                 CA


California Asbestos Monofill, Inc.                                                        CA
          CAM
California Waste Recycling Systems, Inc.                                                  CA
California Waste Systems, Inc.                                                            CA
Campbell Wells Norm Corporation                                                           LA
Canadian Waste Services Holdings, Inc.                                                    ON
         Canadian Waste Services, Inc.                                                    ON
                  635952 Ontario Inc.                                                     ON
                  1263404 Ontario Inc.                                                    ON
                  3368084 Canada Inc.                                                     ON
                  Arthur Richer & Fils Inc.                                               ON
                  Bestan Inc.                                                             ON
                  Key Disposal, LTD.                                                      CDN
                  Intersan Inc.                                                           CDN
                           Location Sanico Ltee
                           Dechex Ltee
                           Centre de Tri Transit (1) Inc./Transit
         Sorting Center (1) Inc.
Canterbury Waste Services Ltd.                                                        NEW ZEALAND
Capital Sanitation Company                                                                NV
Caramella-Ballardini, Ltd.                                                                NV
Cardinal Ridge Development, Inc.                                                          OH
Carmel Marina Corporation                                                                 CA
Carolina Grading, Inc.                                                                    SC
CDF Consolidated Corporation                                                              IL
         Dba Rolling Kleen Disposal
         Dba Southern Illinois Transfer Station
Cedar Hammock Refuse Disposal Corporation                                                 FL
         Waste Management of Manatee County
         Waste Management of Sarasota County
Cedar Ridge Landfill, Inc.                                                                DE
Central Disposal Systems, Inc.                                                            IA
Central Missouri Landfill, Inc.                                                           MO
Ceriani Cave                                                                             ITALY
Chadwick Road Landfill, Inc.                                                              GA
         Dba Chadwick Road Landfill
Chambers Development Company, Inc.                                                        DE
          Monroeville Landfill
          North Huntington Hauling
Chambers Enterprises, Inc.                                                                PA
Chambers International, Inc.                                                              DE
         Chambers Development Europe B.V.                                                 FOR
         Chambers Europe B.V.                                                             FOR
Chambers Medical Technologies of South Carolina, Inc.                                     SC
         MedTec
         Medical Technologies
Chambers Medical Technologies, Inc.                                                       PA
Chambers of Delaware, Inc.                                                                DE
Chambers of Massachusetts, Inc.                                                           MA
Chambers of Mississippi, Inc.                                                             MS
Chambers of New Jersey, Inc.                                                              NJ
Chambers Services, Inc.                                                                   NY


Chemical Waste Management de Mexico, S.A. de C.V.                                       MEXICO
Chemical Waste Management Ltd.                                                        NEW ZEALAND
Chemical Waste Management of Indiana, L.L.C.                                              DE
Chemical Waste Management of New Jersey, Inc.                                             NJ
Chemical Waste Management of Pennsylvania, Inc.                                           DE
Chemical Waste Management of the Northwest, Inc.                                          WA
Chemical Waste Management, Inc.                                                           DE
         Trade Waste Incineration
Chem-Nuclear Systems, LLC                                                                 DE
Cheshire Sanitation, Inc.                                                                 NH
         Harris Trucking
         Tri-State Rubbish
Chesser Island Road Landfill, Inc.                                                        GA
Chiquita Canyon Landfill, Inc. (fka Laidlaw W. S. (Chiquita)                              CA
CID Landfill, Inc.                                                                        NY
CID MRRF, Inc.                                                                            DE
CID Refuse Service, Inc.                                                                  NY
City Disposal Services, Inc.                                                              DE
City Environmental Services Landfill, Inc. of Florida                                     FL
City Environmental Services Landfill, Inc. of Hastings                                    MI
         City Environmental Services of West Michigan
         City Express
         Hastings Sanitary Service
         Lubbers Resource Systems
City Environmental Services Landfill, Inc. of Lapeer                                      MI
         Pioneer Rock Landfill
City Environmental Services Landfill, Inc. of Panama City                                 MI
City Environmental Services Landfill, Inc. of Saginaw                                     MI
         Saginaw Valley Landfill
City Environmental Services, Inc. of Arecibo                                              MI
City Environmental Services, Inc. of Mid-Michigan                                         MI
         CES-Saginaw
         CES- West Branch
         City Express
City Environmental Services, Inc. of Northern Michigan                                    MI
         City Express
City Environmental Services, Inc. of Romulus                                              MI
         City Express
         Seagate Recycling
         Seagate Sanitation Services
City Environmental Services, Inc. of Waters                                               MI
City Environmental, Inc.                                                                  DE
City Management Corporation                                                               MI
         Adam Refuse
         Brent Run
         CES - Montrose
         City Disposal System
         City Environment
         City Environmental Contracting
         City Environmental
         City Environmental Services East
         City Environmental Services of Montrose
         City Environmental Services of Joilet
         City Equipment Company


         City Express
         City Liquid Treatment and Processing
         City Municipal Services
         City Recycling Center
         City Sand & Landfill
         City Waste Systems
         D&J Refuse Company
         G&G Disposal
         Gary's Disposal
         J.L. Smith Refuse Service
         M&M Contracting of Michigan
         M&M Holding Company, Inc.
         Metro Waste Systems
         Michigan City Management Corporation
         Moore's Disposal
         People's Garbage
         People's Garbage Disposal
         People's Garbage Disposal of Midland/Gladwin
         Pollard Disposal
         Premier Steel
         Raska Disposal
         Seymour Road Demolition
         Seymour Road Landfill
         Soave-Volpe Hauling
         Trashbusters Transfer Station, Ltd.
         United Machinery Movers and Erectors
         Universal Waste & Transit
         Whitefeather Development Company
Clarfield Recycling Ltd.                                                            UNITED KINGDOM
Clayton-Ward Company, Inc.                                                                CA
Clearview Environmental Landfill, Inc.                                                    MS
Cleburne Landfill Company Corp.                                                           AL
Cleburne Landfill Corporation                                                             MI
Clements Waste Services, Inc.                                                             PA
Cloverdale Disposal, Inc.                                                                 CA
CNS Holdings, Inc.                                                                        DE
CNSI Sub, Inc.                                                                            DE
Coast Waste Management, Inc.                                                              CA
Cocopah Landfill, Inc. (fka Southern Sanitation, Inc.)                                    CA
Codemonte Srl                                                                            ITALY
Colorado Landfill, Inc.                                                                   DE
Columbia County Drop Off Box, Inc.                                                        OR
         Forest Grove Disposal Service
         AC Trucking
Colusa Solid Waste & Recycling, Inc.                                                      CA
Condusa Srl                                                                              ITALY
Connecticut Valley Sanitary Waste Disposal, Inc.                                          MA
Conservation Services, Inc.                                                               CO
Container Recycling Alliance, L.P.                                                        DE
Contractor Container Corporation                                                          MI
Copper Mountain Landfill, Inc. (fka Copper State Recycling)                               AZ
Corgest Srl                                                                              ITALY
Corning Disposal Service, Inc.                                                            CA


Corti Fillippo Spa                                                                       ITALY
Coshocton Landfill, Inc.                                                                  OH
Cougar Landfill, Inc. (fka Cougar Holdings)                                               TX
Countryside Landfill, Inc.                                                                IL
County-Wide Disposal, Inc.                                                                CA
Cunningham Properties Limited                                                           ONTARIO
Cuyahoga Landfill, Inc. (fka CRSL)                                                        DE
CWM Cement, Inc.                                                                          DE
CWM Chemical Services, L.L.C.                                                             DE
CWM Resource Recovery, Inc.                                                               OH
D&D Container Services Company, Inc.                                                      UT
Dafter Sanitary Landfill, Inc.                                                            MI
Dakota Landfill, Inc. (fka Big Dipper Enterprises)                                        ND
Dakota Resource Recovery, Inc.                                                            MN
         United Waste Transfer
Dauphin Meadows Landfill, Inc.                                                            PA
Davie Disposal Systems, Inc.                                                              NE
Decker Disposal, Inc.                                                                     FL
Deep Valley Landfill, Inc.                                                                DE
Deer Track Park Landfill, Inc. (fka Sanifill of WI, Inc.)                                 DE
         Advance Service Corp.

DeLand Landfill, Inc.                                                                     DE
Delaware Recyclable Products, Inc.                                                        DE
Deponie Bentheim Entsorgung Verwaltungsgeskellscaft mbH                                 GERMANY
Dickinson Landfill, Inc.                                                                  DE
Disposal Service, Inc.                                                                    NV
         Disposal Services Medical Waste
Disposal Service, Inc.                                                                    WV
Diversified Scientific Services, Inc.                                                     TN
Domenick Pucillo Disposal, Inc.                                                           NJ
Donno Company, Inc.                                                                       NY
Drake's Sanitation, Inc.                                                                  AK
Duluth Waste Marketing, Inc.                                                              MN
Durachem Limited Partnership                                                              MD
Eager Beaver Sanitary Service, Inc.                                                       OR
Earthcorp, L.L.C.                                                                         DE
Earthmovers Landfill, L.L.C.                                                              DE
East Columbia C&D Landfill, Inc.                                                          SC
         (fka TNT Sands, Inc.)
East Liverpool Landfill, Inc.                                                             OH
Eastern Container Corporation                                                             DE
Eastern Environmental Services of Florida, Inc.                                           FL
Eastern Environmental Services of Indiana, Inc.                                           DE
Eastern Environmental Services, Inc.                                                      DE
Eastern of Georgia, Inc. (formerly Pearless Waste Industries)                             DE
Eastern Recycling of NJ, Inc,                                                             DE
Eastern Transfer of New York, Inc.                                                        DE


Eastern Waste of Bethlehem, Inc.                                                          DE
Eastern Waste of LI, Inc.                                                                 DE
Eastern Waste of New York, Inc.                                                           DE
Eastern Waste of NJ, Inc.                                                                 DE
Eastern Waste of Pennsylvania, Inc.                                                       DE
Eastern Waste of West Virginia, Inc.                                                      DE
EC Waste, Inc.                                                                            PR
Eco West Corporation                                                                      MT
Ecoadda                                                                                  ITALY
Ecocamuna Spa                                                                            ITALY
Ecocentro s.p.a.                                                                         ITALY
Eco-Consult s.r.l.                                                                       ITALY
Ecol S.A.                                                                              ARGENTINA
Ecologia meridoionale Srl                                                                ITALY
Ecologica Srl                                                                            ITALY
Ecology Systems, Inc.                                                                     NJ
Ecolombardia 21 Srl                                                                      ITALY
Ecopi Srl                                                                                ITALY
Ecoserve Limited                                                                       HONG KONG
Ecoservice Srl                                                                           ITALY
Ecoservizi S.p.A.                                                                        ITALY
Ecovision B.V.                                                                        NETHERLANDS
EESI Charter, Inc.                                                                        DE
Egdemere Development, Inc.                                                                NY
Eksjo Rehallning AB                                                                     SWEDEN
El Coqui de San Juan                                                                      PR
El Coqui Landfill Company, Inc.                                                           PR
El Coqui Waste Disposal, Inc.                                                             DE
El Coqui Waste Disposal, Inc.                                                             PR
                  EC Waste, Inc.                                                          PR
El Dorado Disposal Service, Inc.                                                          CA
Elk River Landfill, Inc.                                                                  MN
Elme Transport AB                                                                       SWEDEN
EMICA S.r.1.                                                                             ITALY
EMIG Trailer Sales, Inc.                                                                  PA
Empire Wrecking Corporation                                                               NJ
Envirofil, Inc.                                                                           DE
Enviroland, Incorporated                                                                  MI
Environmental Control, Inc.                                                               NM
Environmental Management Systems, Inc. (MI)                                               MI
         Sumpter II Corp.
Environmental Technologies China Ltd.                                                  HONG KONG
Environmental Transfer Corp.                                                              NJ
Environmental Transfer Corporation                                                        DE
Enviropace Ltd.                                                                        HONG KONG
Equipment Credit Corporation                                                              DE
ERC Landfill, Inc. (fka Environmental Restoration)                                        OH


ESG Entsorgungswirtschaft Soest GmbH                                                    GERMANY
Esposito Srl                                                                             ITALY
Ever Ready Drop Box                                                                       CA
Evergreen Landfill, Inc.                                                                  DE
Farmer's Landfill, Inc.                                                                   MO
Feather River Disposal, Inc.                                                              CA
Fernley Disposal, Inc.                                                                    NV
         Churchill County Refuse Service
         Fernley Sanitation
FFF, Inc.                                                                                 MN
Fibre Fuel Limited                                                                  UNITED KINGDOM
First Waste Ltd. (Guernsey)                                                         UNITED KINGDOM
Fourth Avenue Holdings                                                                    FL
Frank Stamato & Co.                                                                       NJ
Freeth & Brocks Bins Ltd.                                                             NEW ZEALAND
Front Range Landfill, Inc. (fka Sanifill of CO)                                           DE
         Best Trash
         City Disposal
         ERD Landfill
         Franklin Street Transfer
Frontier Environmental, Inc.                                                              FL
Future-Tech Environmental Services, Inc.                                                  CA
G.C. Environmental, Inc.                                                                  TX
G.I. Industries, Inc.                                                                     UT
G.S.A. Scarl Srl                                                                         ITALY
GA Landfills, Inc.                                                                        DE
Gallia Landfill, Inc.                                                                     DE
Garnet of Maryland, Inc.                                                                  MD
Gebr. Van Vliet B.V.                                                                  NETHERLANDS
Gedis Srl                                                                                ITALY
General Nuclear Systems, Inc.                                                             DE
General Sanitation Corporation                                                            FL
Georgia Waste Systems, Inc.                                                               GA
         B.J. Recycling and Disposal Facility
         Chapman Waste Disposal
         Rolling Hills Recycling and Disposal Facility
         Waste Management of Augusta- Aiken
         Waste Management of Atlanta
         Waste Management of Macon
GES Gesallschaft zur Entdorgung von Sekundaerrohstoffen mbH                             GERMANY
Gesam Gestione Servizi Ambientali S.p.A.                                                 ITALY
Gestion Des Rebuts D.M.P. Inc.                                                          QUEBEC
         WMI Mauricie Bois- Franc
         WMI Parc Hirondelles
Gestioni Ambientali, Srl                                                                 ITALY
GI Industries, Inc.                                                                       UT
Glegg Industries, Inc.                                                                  ONTARIO
Glenn County Disposal Service, Inc.                                                       CA
Glen's Sanitary Landfill, Inc.                                                            MI
Graham Road Recycling & Disposal Facility, Inc. (Sanifill of WA)                          WA


Grand Blanc Landfill, Inc.                                                                MI
Grand Central Sanitary Landfill, Inc.                                                     PA
Greater Manchester Sites Ltd.                                                       UNITED KINGDOM
Green Valley Landfill Limited                                                          HONG KONG
Greenfield WMI Transfer Limited                                                        HONG KONG
Greenhills Landfill Restoration Limited                                                HONG KONG
Grupo WMX, S.A. De C.V.                                                                 MEXICO
Guang Jia Environmental Protection Co. Ltd.                                            HONG KONG
Guyan Transfer and Sanitation Service, Inc.                                               WV
H.B.J.J., Incorporated                                                                    CA
H.S.S. Inc.                                                                               NJ
Ham Lake Haulers, Inc.                                                                    MN
Hamm's Sanitation, Inc.                                                                   NJ
Harford Disposal, Inc.                                                                    MD
Harper Employment Services, Inc.                                                          MI
Harris Sanitation, Inc.                                                                   FL
Harwood Landfill, Inc. (fka PST Reclamation)                                              MD
Hedco Landfill Limited                                                              UNITED KINGDOM
Hillsboro Landfill, Inc.                                                                  OR
Hillside Maintenance Corporation                                                          NJ
Hite Construction, Inc.                                                                   AK
Hollander Industriediensten Amsterdam BV                                              NETHERLANDS
Hollister Disposal, Inc.                                                                  CA
Holyoke Sanitary Landfill, Inc.                                                           MA
Hoot Landfill, L.L.C.                                                                     DE
Hudson Jersey Sanitation Co.                                                              NJ
Ibka Miljoservice A/S                                                                   DENMARK
Ichochema B.V.                                                                        NETHERLANDS
Icopower B.V.                                                                         NETHERLANDS
Icosloop B.V.                                                                         NETHERLANDS
Icotech                                                                               NETHERLANDS
Icova B.V.                                                                            NETHERLANDS
Icova Maltha Glasracylcing B.V.                                                       NETHERLANDS
IGM S.p.A.                                                                               ITALY
IN Landfills, L.L.C.                                                                      DE
Independent Disposal Services, Inc.                                                       CA
Independent Sanitation Company                                                            NV
         Incline Sanitation
Interport Paper Company Limited                                                     UNITED KINGDOM
Interstate Recycling Corporation                                                          NJ
IRA S.r.1.                                                                               ITALY
J Bar J Land, Inc.                                                                        NE
J&S Sanitation, Inc.                                                                      PA
J. van Loenen en Zonen B.V.                                                           NETHERLANDS
Jaarstveld Groen En Milieu B.V.                                                       NETHERLANDS
Jahner Sanitation, Inc.                                                                   ND
Jay County Landfill, L.L.C.                                                               IN


Jefferson County Landfill, L.L.C.                                                         DE
John B. & Sons, Inc.                                                                      NJ
John Smith Landfill, Inc.                                                                 CA
Johnson Canyon Road Disposal Site, Inc.                                                   CA
Jolon Road Landfill Corporation                                                           CA
Jones Sanitation, L.L.C.                                                                  DE
Junker Sanitation Services, Inc.                                                          MN
         United Waste Systems of Minnesota
Jydsk Milijoservice A/S                                                                 DENMARK
K and W Landfill, Inc.                                                                    MI
KAB-WMI Sdn. Bhd                                                                       MALAYSIA
Kahle Landfill, Inc.                                                                      MO
Keene Road Landfill, Inc.                                                                 FL
Kelley Run Hauling, Inc.                                                                  DE
Kelly Run Sanitation, Inc.                                                                PA
Kennedy & Donkin (Middle East) Limited                                                  CYPRUS
Kennedy & Donkin Africa (Botswana) Partnership                                         BOTSWANA
Kennedy & Donkin Africa (Malawi) Partnership                                            MALAWI
Kennedy & Donkin Building Services Limited                                          UNITED KINGDOM
Kennedy & Donkin Generation & Industrial Limited                                    UNITED KINGDOM
Kennedy & Donkin Information Systems Ltd.                                           UNITED KINGDOM
Kennedy & Donkin International Ltd.                                                    HONG KONG
Kennedy & Donkin Ltd.                                                               UNITED KINGDOM
Kennedy & Donkin Malaysia Ltd.                                                            DE
Kennedy & Donkin Overseas Ltd.                                                      UNITED KINGDOM
Kennedy & Donkin Power Ltd.                                                         UNITED KINGDOM
Kennedy & Donkin Quality Engineering                                                UNITED KINGDOM
Kennedy & Donkin Systems Control Ltd.                                               UNITED KINGDOM
Kennedy & Donkin Transportation Ltd.                                                UNITED KINGDOM
Ken's Pickup Service, Inc.                                                                MI
         United Waste Systems of Northern Michigan
Kershaw County Landfill, Inc.                                                             SC
         (fka USA Waste Kershaw County, Landfill, Inc.)
Kimmins Recycling Corporation                                                             FL
King George Landfill, Inc. (fka Garnet of VA)                                             VA
Klamath Disposal, Inc.                                                                    OR
Klok Containers B.V.                                                                  NETHERLANDS
Knutson Material Recovery Facility, Inc.                                                  MN
Knutson Services, Inc.                                                                    MN
         Knutson Kleen Sweep
L&K Debris Box Service                                                                    CA
         L & K Disposal
L&M Landfill, Inc.                                                                        DE
Laidlaw Waste Systems (Valley View), L.L.C.                                               DE
Land Reclamation Company, Inc.                                                            DE
         Kestrel Hawk Park Landfill
Landfill of Union County, L.L.C.                                                          DE
Landfill Services of Charleston, Inc. (fka WVA Waste Services)                            WV
Landfill Systems, Inc.                                                                    NM


         Landfill Systems
Larry's Sanitary Service, Inc.                                                            CA
Lassen Waste Lines, Inc.                                                                  CA
Lassen Waste Systems, Inc.                                                                CA
Laurel Highlands Landfill, Inc.                                                           PA
Laurel Ridge Landfill, L.L.C.                                                             DE
LCS Services, Inc.                                                                        WV
         LCS Landfill
         North Mountain Landfill
Leroy Brown Landfill, Inc. (fka Envirofil of IL)                                          IL
Lewis Road Disposal Site, Inc.                                                            CA
LFG Production (Partnership)                                                              DE
LG-Garnet of Maryland JV                                                                  DC
         (LG Industries, Inc. owns 50 % and LG-Garnet of Maryland Joint
         Venture owns 50%)
         DC U line Transfer
Liberty Landfill, L.L.C.                                                                  DE
Liquid Waste Management, Inc.                                                             CA
Living Earth Joint Venture Company Ltd.                                               NEW ZEALAND
Ljungby Renhallning & Transport AB                                                      SWEDEN
Ljusne Renhallnings AB                                                                  SWEDEN
Local Sanitation of Rowan County, L.L.C.                                                  DE
Lo-Cost Waste Disposal, Inc.                                                            ALBERTA
Lodi Sanitary City Disposal Co., Inc.                                                     CA
Longview Group, Inc.                                                                      DE
Longview of Buchanan County, Inc.                                                         MO
Longview of Kansas City, Inc.                                                             MO
Longview of Livingston County, Inc.                                                       MO
Longview of Mercer County I, Inc.                                                         NJ
Longview of Mercer County, Inc.                                                           NJ
Longview of Mid-Missouri, Inc.                                                            MO
Longview of Ocean County, Inc.                                                            NJ
Longview of Pettis County, Inc.                                                           MO
Longview of St. Joseph, Inc.                                                              MO
Loristan Services Limited                                                           UNITED KINGDOM
M&O Waste Management Limited Partnership                                                  IL
M.P.S. Medical Package Service srl                                                       ITALY
M.S.T.S. , Limited Partnership                                                            DE
M.S.T.S., Inc.                                                                            DE
Maack Enterprises                                                                         NV
Mahoning Landfill, Inc.                                                                   OH
Malardalens Tankservice AB                                                              SWEDEN
Manliba SA                                                                             ARGENTINA
Maplewood Landfill, Inc. (fka Chambers Energy)                                            VA
Marangi Brothers, Inc.                                                                    NJ
Mashor & Reym Charters Sdn. Bhd Brunei                                                NETHERLANDS
Mashor Reym Sdn Shd Malaysia                                                          NETHERLANDS
Mashr & Reym Charters Sdn Bhd                                                           BRUNEI


Massachusetts Refusetech, Inc.                                                            DE
McDaniel Landfill, Inc.                                                                   ND
McGinnes Industrial Maintenance Corp.                                                     TX
Meadowfill Landfill, Inc.                                                                 DE
Megastock, Ltd.                                                                     UNITED KINGDOM
Michigan Environs, Inc.                                                                   MI
         United  Waste Systems of Menominee
Mid Valley Portable Storage, Inc.                                                         CA
Middle Island Enterprises, Inc.                                                           WV
Middlemass Holdings Pty Limited                                                        AUSTRALIA
Middlemass Industrial Services Pty Limited                                             AUSTRALIA
Midwest Transport, Inc.                                                                   WI
Minneapolis Refuse, Incorporated (23.826%-owned)                                          MN
Missouri Disposal Partners, L.P.                                                          IL
M-L Commercial Garbage Service, Inc.                                                      WV
M-Land Corp                                                                               NY
Monmouth Processing Company                                                               NJ
Moor Refuse, Inc.                                                                         CA
Mountain Indemnity Insurance Company                                                      VT
Mountainview Landfill, Inc. (fka Chambers of MD)                                          MD
MSTS. Lizenz GmbH                                                                       GERMANY
Mull Entsorgung West GmbH & Co. KG                                                      GERMANY
Mull Entsorgung West Verwaltungs GmbH                                                   GERMANY
Municipal Waste and Service Corp.                                                         MI
Napa Garbage Service, Inc.                                                                CA
Napa Valley Disposal Service, Inc.                                                        CA
Nassjo Renhallning AB                                                                   SWEDEN
National Guaranty Insurance Company                                                       VT
National Seal Company                                                                     IL
Neal Road Landfill Corporation                                                            CA
Neotec Srl                                                                               ITALY
Nevada City Garbage Service, Inc.                                                         CA
Nevada County Transfer, Inc.                                                              CA
New England CR, Inc.                                                                      MA
New Milford Landfill, L.L.C.                                                              DE
NH/VT Energy Recovery Corporation                                                         NH
Nichols Sanitation, Inc.                                                                  FL
         Lake Placid Sanitation
North Broward County Resource Recovery Project, Inc.                                      FL
North Broward Holdings, Inc.                                                              DE
North Hennepin Recycling & Transfer Corporation                                           MN
North Valley Disposal Service, Inc.                                                       CA
Northeast Hauling Company, Inc.                                                           NJ
Northeast Waste Systems, Inc.                                                             CT
Northern Recycling, Inc.                                                                  NY
Northwestern Landfill, Inc.                                                               DE
Norwaste Limited                                                                    UNITED KINGDOM


Norwaste, Inc.                                                                            AK
NRT Realty Corp.                                                                          NY
NSC Corporation                                                                           MA
NSC Sales Corp                                                                            VA
Nu-Way Live Oak Landfill, Inc. (fka Sanifill of CA)                                       DE
NYOFCO Holdings, Inc.                                                                     DE
O.V.E.R. s.r.1.                                                                          ITALY
Oak Grove Landfill, Inc.                                                                  DE
Oakridge Landfill, Inc. (fka Chambers Oakridge LF)                                        SC
Oakwood Landfill, Inc. (fka Pinewood Recycling)                                           SC
Ocean Combustion Service, B.V.                                                        NETHERLANDS
OHM Corporation                                                                           OH
Oil & Solvent Process Company                                                             CA
Okeechobee Landfill, Inc. (fka Chambers W.S. of FL)                                       FL
Olney Sanitary System, Inc.                                                               IL
Olshan Demolishing Company, Inc.                                                          TX
Olson's Sanitation Service, Inc.                                                          WA
Olympic View Sanitary Landfill, Inc.                                                      WA
Orange County Landfill, Inc. (fka Chambers Orange Co. LF)                                 FL
Ormsby Sanitary Landfill, Inc.                                                            NV
P.I.T.E.F. S.r.1.                                                                        ITALY
Pacific Environmental Partners                                                        NEW ZEALAND
Pacific Waste Alternatives, Inc.                                                          CA
Pacific Waste Management Holdings Pty. Limited.                                        AUSTRALIA
Pacific Waste Management Ltd.                                                         NEW ZEALAND
Pacific Waste Management Pte. Ltd.                                                     SINGAPORE
Pacific Waste Management Pty Limited                                                   AUSTRALIA
Palo Alto Sanitation Company                                                              CA
Paper Recycling International, L.P.                                                       DE
Pappy, Inc.                                                                               MD
Paradise Solid Waste Systems, Inc.                                                        CA
Pearl Delta WMI Limited                                                                HONG KONG
Peerless Landfill Company                                                                 FL
Peninsula Sanitation, Inc.                                                                AK
Penn Warner Club, Inc.                                                                    DE
Pen-Rob, Inc.                                                                             AZ
Penuelas Valley Landfill, Inc.                                                            PR
People's Landfill, Inc.                                                                   DE
Peterson Demolition, Inc.                                                                 MN
Phoenix Resources, Inc.                                                                   PA
Photodigit Ltd.                                                                     UNITED KINGDOM
Piacenza Amb. Srl.                                                                       ITALY
Pikes Point Transfer Station Ltd.                                                     NEW ZEALAND
Pilmuir Waste Disposal Limited                                                      UNITED KINGDOM


Pine Bluff Landfill, Inc. (fka Sanifill/Pine Bluff LF)                                    GA
Pine Grove Hauling, Inc.                                                                  PA
Pine Grove Landfill, Inc.                                                                 DE
Pine Grove Landfill, Inc.                                                                 PA
Pine Grove, Inc.                                                                          DE
Pine Ridge Landfill, Inc.                                                                 DE
Pine Tree Acres, Inc.                                                                     MI
         S&V Disposal
PPK Environmental & Infrastructure Pty. Ltd.                                           AUSTRALIA
Practical Recycling Systems Ltd.                                                    UNITED KINGDOM
Progesam Ecosistemi Srl                                                                  ITALY
PT Prtasada Painunah Limbah Industri                                                   INDONESIA
PT Waste Management Indonesia                                                          INDONESIA
Public Sanitary Service, Inc.                                                             OR
Pucillo and Companies Environmental Recovery, Inc.                                        NJ
Pulaski Grading, Inc.                                                                     KY

Pullman Chimney of Canada Ltd.                                                          CANADA
Pullman Power Products Corporation                                                        DE
Pullman Power Products International Corporation                                          DE
Pullman Power Products of Canada Limited                                                CANADA
Pullman Power Products of Ohio, Inc.                                                      OH
PWMH Affiliates Superannuation Fund Pty Limited                                        AUSTRALIA
Quail Hollow Landfill, Inc.                                                               DE
R A Johnson (Hauliage) Ltd.                                                             ENGLAND
R&A Bender, Inc.                                                                          PA
R&B Landfill, Inc. (fka Chambers R&B LF)                                                  GA
R.S.W. Recycling, Inc.                                                                    NV
RA Johnson (Haulage) Ltd.                                                           UNITED KINGDOM
Rail-Cycle L.P.                                                                           CA
Randers Omlast Aps                                                                      DENMARK
RCC Fiber Company, Inc.                                                                   DE
RCI Hudson, Inc.                                                                          MA
         United Waste Systems of Hudson
RECO Venture, L.P. (45%)                                                                  DE
Recuperi Piemontesi Srl                                                                  ITALY
Recycle & Recover, Inc.                                                                   GA
Recycle New Zealand Ltd.                                                              NEW ZEALAND
Recycling Works, Inc.                                                                     PA
Re-Cy-Co, Inc.                                                                            MN
         United Waste Transfer
Red Bluff Disposal, Inc.                                                                  CA
Redwood Landfill, Inc.                                                                    DE
Refuse Disposal, Inc.                                                                     WV
Refuse Removal Systems, Inc.                                                              CA
Refuse Services, Inc.                                                                     FL
         Clay County Recycling and Disposal Facility
         Jacksonville Waste Control
Refuse, Inc.                                                                              NV


         Sage Street Transfer Station
         Stead Street Transfer Station
Regin B.V.                                                                            NETHERLANDS
Regional Recycling Corporation                                                            NJ
Regional Recycling, Inc.                                                                  NY
REI Holdings, Inc.                                                                        DE
Reliable Landfill, L.L.C.                                                                 DE
Reliable Trash Hauling, Inc.                                                              FL
Remote Landfill Services, Inc.                                                            TN
Reno Disposal Co.                                                                         NV
         Reno Sanitation Company
         Sparks Sanitation
Renovadan Miljoservice A/S                                                              DENMARK
Rent-a-Weld (Wirral) Ltd.                                                           UNITED KINGDOM
Resco Holdings, Inc.                                                                      DE
Residential Services, Inc.                                                                NY
Residuals Processing, Inc.                                                                CA
Residuos Industriales Multiquim, S.A. de C.V.                                           MEXICO
Resource Control Composting, Inc.                                                         MA
Resource Control, Inc.                                                                    MA
Reuter Recycling of Florida, Inc.                                                         FL
Reym B.V.                                                                             NETHERLANDS
Reym GmbH                                                                             NETHERLANDS
Richland County Landfill, Inc. (fka Chambers Richland Co. LF)                             SC
Ridge Generating Station Limited Partnership
Ri-Eco S.r.1.                                                                            ITALY
RIH Inc.                                                                                  DE
Riley Energy Systems of Lisbon Connecticut Corp.                                          CT
Riley Energy Systems of Lisbon Corporation                                                DE
RIS Risk Management Inc.                                                                  DE
Riverbend Landfill, Inc.                                                                  OR
Rolling Meadows Landfill, L.L.C.                                                          DE
Ross County Landfill, Inc.                                                                DE
RRT Design & Construction Corp                                                            DE
RRT Empire Returns Corp. of Monroe County, Inc.                                           NY
RRT of Broome, Inc.                                                                       DE
RRT of New Jersey, Inc.                                                                   NJ
RRT of Pennsylvania, Inc.                                                                 PA
RRT of Philadelphia, Inc.                                                                 DE
RRT Plastics Corporation                                                                  DE
RRT Recycling Associates of North Carolina, Inc.                                          NC
RRT-Recycle America, Inc.                                                                 DE
RTS Landfill, Inc. (fka Sanifill of GA)                                                   DE
         Del Mar Virginia District
         Plant Atkinson Transfer Station
         South Side Sanitation
         Starr Tranfer Station
Rudolph Beck & Sohne Aktiengesellschaft                                                 AUSTRIA
Rural Dispos-all Service, Inc.                                                            CA


Rust Capital Corporation                                                                  DE
Rust China Ltd                                                                            DE
Rust Controldua, S.A. De C.V.                                                             MX
Rust Engineering & Construction Inc.                                                      DE
Rust Federal Environmental Services Inc.                                                  DE
Rust Industrial Cleaning Inc.                                                             DE
Rust International Holdings Inc.                                                          DE
Rust International Inc.                                                                   DE
Rust JRP Pty Ltd.                                                                      SINGAPORE
Rust Limited                                                                        UNITED KINGDOM
Rust North America Holdings Inc.                                                          DE
Rust Remedial Services Holding Company Inc.                                               DE
Rust Sweden Holdings A B                                                                SWEDEN
S&J Landfill, Limited Partnership                                                         TX
S&L Total Waste Systems, Inc.                                                             NV
S&S Grading of Illinois, Inc.                                                             IL
S&S Grading, Inc.                                                                         WV
S.A.P. s.p.a.                                                                            ITALY
S.A.R.I. S.p.A.                                                                          ITALY
S.A.R.I. spa                                                                             ITALY
S.A.S.P.I. S.p.A.                                                                        ITALY
S.I.R.T.I.S. s.r.1.                                                                      ITALY
S.P.E.M. S.p.A.                                                                          ITALY
S.V. Farming Corp.                                                                        NJ
Sa Ge Ter Spa                                                                            ITALY
Sacagica s.r.l.                                                                          ITALY
Sacramento Valley Environmental Waste Company                                             CA
Saframa S.A.                                                                           ARGENTINA
Sakab Batteri B                                                                         SWEDEN
Salinas Disposal Service, Inc.                                                            CA
Saline County Landfill, Inc.                                                              IL
Salutec, S.A.                                                                          ARGENTINA
Sanifill Canada, Inc.                                                                     CDN
Sanifill de Mexico (US), Inc.                                                             DE
         Sanifill de Mexico, S.A. de C.V.                                                 MX
                  AceVerde S.A. de C.V.                                                   MX
                  AceVerde Servicios, S.A. de C.V.                                        MX
Sanifill Forest Products, Inc.                                                            CA
Sanifill of Florida, Inc.                                                                 FL
Sanifill of Hawaii, Inc.                                                                  DE
Sanifill of San Juan, Inc.                                                                PR
         El Coqui de San Juan (JV Partnership) (PR) (50% by
         EC Inc. and 50% by Sanifill of San Juan, Inc.)
Sanifill of Tennessee Hauling, Inc.                                                       TN
Sanifill of Tennessee, Inc.                                                               DE
Sanifill of Texas Hauling, Inc.                                                           TX
Sanifill Power Corporation                                                                DE
         RECO Ventures, L.P. (DE) (49% owned by Sanifill
         Power Corporation)


Sanifill, Inc.                                                                            DE
         Frontier Recycling
         Orange Soil Cement
         Orange Transportation
         Orange Trucking
         Orange Waste Landfill
         Orange Waste Transfer Station
         Pine Ridge Landfill
SC Holdings, Inc.                                                                         PA
         L&D Landfill
         Sanitary Landfill
SCA Services, Inc.                                                                        DE
         Mohawk Valley Sanitary Landfill
SCS Contractors Ltd.                                                                UNITED KINGDOM
Serecol Srl                                                                              ITALY
Servizi Piemonte S.r.1.                                                                  ITALY
SES Connecticut Inc.                                                                      DE
SF, Inc.                                                                                  DE
         Southern Services of TN, LLC (TN) (50% owned by
         SF, Inc.)
Shade Landfill, Inc.                                                                      DE
Shereg Schleswig Holsteinische Entsorgung u. Recycling GmbH                             GERMANY
Shore Disposal, Inc.                                                                      VA
Shoreline Disposal, Inc.                                                                  CA
SIE Srl                                                                                  ITALY
Sierra Estrella Landfill, Inc. (fka USA of Pinal County) (D)                              AZ
Signal Capital Sherman Station Inc.                                                       DE
Signal RESCO, Inc.                                                                        DE
Sir-Mas Srl                                                                              ITALY
Skaraborgs Energi-Och Mijo AB                                                           SWEDEN
SMC Smaltimenti Controllati S.p.a.                                                       ITALY
Smyrna Landfill, Inc. (fka Chambers Smyrna LF)                                            GA
Sofind Srl                                                                               ITALY
Solna Transport & Renhallnning AB                                                       SWEDEN
Sonoma Marin Waste Management, Inc.                                                       CA
Sonoma West Marin Recycling, Inc.                                                         CA
South Broward County Resource Recovery Project, Inc.                                      FL
South Broward Holdings Inc.                                                               DE
South China WMI Transfer Limited                                                       HONG KONG
Southern Alleghenies Landfill, Inc.                                                       PA
         Altoona Transfer Station
         American Recycling
Southern Plains Landfill, Inc.                                                            OK
Southern Services of TN, L.L.C.                                                           TN
Southern Services of TN, L.P. (50/50 w/Sanifill)                                          TN
Southern Waste Services, L.L.C.                                                           DE
Specialized Recycling Technologies                                                        NJ
Spruce Ridge Landfill, Inc.                                                               MN
Spruce Ridge, Inc.                                                                        MN
Star Sanitation Services, Inc.                                                            AK


Stockton Scavengers Association                                                           CA
Storey County Sanitation, Inc.                                                            NV
Strawser Disposal Services, Inc.                                                          PA
Suffolk Waste Systems, Inc.                                                               NY
Summit Environmental Group, Inc.                                                          PA
Summit Transport Group, Inc.                                                              PA
Sun Waste Alternatives, Inc.                                                              CA
Super Kwik, Inc.                                                                          PA
Svensk Avfallskonvertering AB                                                           SWEDEN
Swindell-Dressler Energy Supply Company                                                   DE
Swindell-Dressler Leasing Company                                                         DE
Sylvan & Qvibelius AB                                                                   SWEDEN
Sylvans Kemiteknik AB                                                                   SWEDEN
T. R. Walters Investments, Inc.                                                           CA
Tactical Management, Inc.                                                                 NJ
Techim S.r.1.                                                                            ITALY
The H. Sienknecht Company                                                                 TN
The Rust Engineering Company of Michigan                                                  MI
The Woodlands of Van Buren, Inc.                                                          DE
Thoroughbred Leasing, Inc.                                                                PA
TMS Recycling, Inc.                                                                       NV
Tonitown Landfill, L.L.C.                                                                 DE
Town & Country Refuse, Inc.                                                               FL
         Port-O-Let
Tra. S.E. s.p.a.                                                                         ITALY
Trade & Domestic Ltd.                                                                 NEW ZEALAND
Trade Domestic (1997) Ltd.                                                            NEW ZEALAND
Trail Ridge Landfill, Inc.                                                                FL
Transamerican Environmental, Inc.                                                         FL
Transamerican Waste Central Landfill, Inc.                                                DE
TransAmerican Waste Industries of Alabama, Inc.                                           AL
Transamerican Waste Industries of Ohio, Inc.                                              DE
Transamerican Waste Industries of Southeast, Inc.                                         DE
Transamerican Waste Industries, Inc.                                                      DE
Transamerican Waste of Houston, Inc.                                                      TX
Transmetro SA                                                                          ARGENTINA
Transportbedrijf Van Bliet B.V.                                                       NETHERLANDS
Transpsro, Inc.                                                                           NJ
TransWaste, Inc.                                                                          LA
Trash Hunters of Tunica, Inc.                                                             MS
Trash Hunters, Inc.                                                                       MS
Trepic SA                                                                              ARGENTINA
Tri-County Sanitary Landfill, L.L.C.                                                      DE
Tri-State Recycling & Fibers, Inc.                                                        NJ
TVG Transport u. Verwertungsgesellschaft                                                GERMANY
Twin City Sanitation, Inc.                                                                MN
Tyneside Waste Paper Co Ltd.                                                        UNITED KINGDOM


UK Waste Management Limited                                                         UNITED KINGDOM
Ulster County Roll-Offs, Inc.                                                             NY
Ulster Sanitation, Inc.                                                                   NY
United Waste Systems Leasing, Inc.                                                        MI
United Waste Systems of Gardner, Inc.                                                     MA
United Waste Systems of Iowa, Inc.                                                        IA
United Waste Systems of Maine, Inc.                                                       DE
United Waste Systems of Minneapolis, Inc.                                                 MN
United Waste Systems of Minnesota, Inc.                                                   MN
         Bellaire Sanitation
         Gallagher's Service
         J.J. Young Rubbish
         Lake Sanitation
         Mike's Disposal and Recycling Service
         UWS
         UWT
United Waste Systems of Onaway, Inc.                                                      MI
United Waste Systems of the Eastern UP, Inc.                                              MI
United Waste Systems of Trinity County, Inc.                                              CA
United Waste Systems, Inc. (MI)                                                           MI
United Waste Systems, Inc. (MN)                                                           MN
         Mike's Disposal & Recycling Service
United Waste Transfer, Inc.                                                               MN
Universal Assurance Corporation                                                           VT
USA Crinc, Inc.                                                                           DE
USA Landfills of Nevada, Inc.                                                             NV
USA South Hills Landfill, Inc.                                                            PA
USA Valley Facility, Inc.                                                                 DE
USA Waste Arizona Landfill, Inc. (fka Sanifill of AZ)                                     DE
USA Waste Geneva Landfill, Inc. (fka Sanifill of OH)                                      OH
         USA Waste of Ashtabula
USA Waste Hauling of Philadelphia, Inc.                                                   DE
USA Waste Industrial Services, Inc.                                                       TX
         USA Environmental Services
USA Waste Landfill Operations and Transfer, Inc. (fka Sanifill...)                        TX
USA Waste- Management Resources, L.L.C.                                                   NY
USA Waste of Alaska, Inc.                                                                 DE
USA Waste of California, Inc.                                                             DE
USA Waste of Connecticut, Inc.                                                            DE
USA Waste of DC, Inc. (fka LG Industries, Inc.)                                           DC
USA Waste of Illinois, Inc. (fka USA Illinois Newco)                                      IL
USA Waste of Kentucky, L.L.C.                                                             DE
USA Waste of Maryland, Inc. (fka Sanifill of MD)                                          MD
         A.R.D. Equipment, Inc.
         ARD Equipment Leasing Co., L.L.C.
         Debris Disposers, Ltd.
         Lowery's Trash Removal & Services
USA Waste of Massachusetts, Inc.                                                          MA
         Westcott Disposal
USA Waste of Michigan, Inc. (fka Phillips Env. (MI))                                      MI
USA Waste of Minnesota, Inc. (fka Sanifill of MN Hauling)                                 MN


         Kato Sanitation.Northwest Valley
         Meeker County Transfer Station
         West Side Hauling
USA Waste of Mississippi, Inc. (fka Chambers WS of MS)                                    MS
USA Waste of Montana, Inc. (fka Rozel Corp.)                                              MT
USA Waste of Nevada, Inc.                                                                 DE
USA Waste of New Jersey, Inc. (fka Chambers WS of NJ)                                     NJ
         Atlantic City Hauling
         Bergen County Transfer Station
         Burlington County Landfill
USA Waste of New York City, Inc                                                           DE
         Marshall's Refuse, Inc.
         North Hempstead Transfer
USA Waste of Ohio, Inc.                                                                   OH
         Johnson Disposal
         Johnson Disposal Transfer & Recycling Facility
         Mound Transfer Station
         Northern Ohio Waste Systems
         Reliable Sanitation
         Sanitary Commercial Services
USA Waste of Oregon, Inc.                                                                 OR
         Alpine Disposal & Recycling
         Energy Reclamation
         Forest Grove Transfer Station
         Klamath Disposal
         Metropolitan Disposal & Recycling
         Mt. Hood Refuse
         Sandy Transfer Station
USA Waste of Pennsylvania, Inc.                                                           PA
         Helmick's Sanitation and General Hauling
         Kittinning Transfer Station
         LeHigh Hauling
         Mainline Sanitation
         Tri-Valley Recycling
         Tri-Valley Waste Systems
         USA Waste of Harrisburg
USA Waste of Rhode Island, Inc. (fka Chambers WS of RI)                                   DE
USA Waste of Tennessee, Inc. (fka Chambers of TN)                                         TN
         Nashville Hauling
         Nashville Transfer
USA Waste of Texas Landfills, Inc.                                                        DE
USA Waste of Virginia Landfills, Inc. (fka Sanifill of VA)                                DE
         Bethel Landfill
         Bushrod Disposal Service
         James City County Transfer
         Qualla Road Landfill
USA Waste of Virginia, Inc. (fka Chambers Devlp of VA)                                    VA
USA Waste of West Virginia, Inc. (fka Chambers of WVA)                                    WV
USA Waste Recycling of New Jersey, Inc. (fka Safety Recycling)                            NJ
         Safety Recycling
USA Waste Services North Carolina Landfills, Inc.                                         DE
         Anson Road Landfill
         Coble Road Landfill
USA Waste Services of Nevada, Inc.                                                        NV
USA Waste Services of NYC, Inc.                                                           DE
USA Waste Services of Western Illinois, Inc.                                              IL


USA Waste Services-Hickory Hills, L.L.C.                                                  DE
USA Waste Transfer of New Jersey, Inc. (fka Ellesor)                                      NJ
USA Waste Transfer of Philadelphia, Inc.                                                  PA
UWS Barre, Inc.                                                                           MA
UWS of Rhode Island, Inc.                                                                 RI
         Truk-Away of R.I.
UWS Transport, Inc.                                                                       DE
         Container Service
         Waste Control
         Wasteco
V&W Investments, Inc.                                                                     CA
VAI  VA Projekt AS                                                                      SWEDEN
Valdenza Srl                                                                             ITALY
Valley Garbage Service, Inc.                                                              WA
Van Len Recycling B.V.                                                                NETHERLANDS
Van Loenen Millieu B.V.                                                               NETHERLANDS
Van Loenen Transport en Verhuur B.V.                                                  NETHERLANDS
Vanerborgs Stadbudsbyra AB                                                              SWEDEN
VAR Projekt AS                                                                          SWEDEN
VE-Part S.r.1.                                                                           ITALY
Vern's Refuse Service, Inc.                                                               ND
Vinton county Sanitary Facility, Inc.                                                     DE
Vliko B.V.                                                                            NETHERLANDS
W. van Loenen Beheer B.V.                                                             NETHERLANDS
W/W Risk Management, Inc.                                                                 DE
Wallkill Recyclable Products, Inc.                                                        DE
Wallkill/Mid-Hudson Development Co., L.L.C.                                               NY
Walters and Vann, Inc.                                                                    CA
         Winton Disposal
Warner Company                                                                            DE
         Warner West
         Warner East
Warren Waste Transfer, Inc.                                                               MI
Wasco Landfill, Inc.                                                                      DE
Washington Waste Hauling & Recycling, Inc.                                                DE
         Mountain Group-Northwest Office
         Port-O-Let
         Recycle America
         Valley Topsoil
         Waste Management-Northwest
         Waste Management of Ellensburg
         Waste Management of Greater Wenatchee
         Waste Management of Kennewick
         Waste Management of Seattle
         Waste Management of Spokane
         Waste Management of Yakima
         Waste Management-SnoKing
         Waste Management-Rainier
         WMI Services
Washington Waste Systems, Inc.                                                            WA
Wasilla Refuse, Inc.                                                                      AK
Wass Entreprenad AB                                                                     SWEDEN


Waste Away Group, Inc.                                                                    AL
         Environmental Waste Systems
         LaGrange Transfer Station
         Montgomery Transfer Station
         Phenix City Transfer
         Springhill Landfill
         Waste Management of Alabama- Central
         Waste Management of Alabama- East
         Waste Management of Alabama- North
         Waste Management of Alabama- South
Waste Clearance (Holdings) Limited                                                  UNITED KINGDOM
Waste Control Systems, Inc.                                                               MN
Waste Management (Auckland) Ltd                                                       NEW ZEALAND
Waste Management (Land) Limited                                                     UNITED KINGDOM
Waste Management (Rock Common) Limited                                              UNITED KINGDOM
Waste Management (Roxby) Limited                                                    UNITED KINGDOM
Waste Management (UK) Holdings Ltd.                                                 UNITED KINGDOM
Waste Management (W.M.) Israel Limited                                                  ISRAEL
Waste Management Asia B.V.                                                            NETHERLANDS
Waste Management Austria mbH                                                            AUSTRIA
Waste Management Collection and Recycling, Inc.                                           CA
         American Waste Systems
         Empire Waste Management
         Great Western Reclamation
         Recycle America
         SAWDCO Collection
         Sunset Environment
         Valley Waste Management
         Waste Management of Inland Valley
         Waste Management of Sacramento
         Waste Management of San Gabriel/Pomona Valley
         Waste Management of Santa Cruz County
         Waste Management of the Central Valley
         Waste Management of Woodland
Waste Management Czechoslovakia s.r.o.                                              CZECHOSLOVAKIA
Waste Management de Mexico, S.A. de C.V.                                                MEXICO
Waste Management Denmark A/S                                                            DENMARK
Waste Management Development B.V.                                                     NETHERLANDS
Waste Management Disposal Services of Arizona, Inc.                                       DE
Waste Management Disposal Services of Colorado, Inc.                                      CO
         Central Weld Sanitary Landfill
         Colorado Springs Recycling and Disposal Facility
         County Line Recycling and Disposal Facility
         Denver/Arapahoe Disposal Site
         East Weld Sanitary Landfill
         North Weld Sanitary Landfill
         Waste Management of Colorado- Landfill Division
Waste Management Disposal Services of Maine, Inc.                                         ME
         Waste Management Disposal Services of Maine- Crossroads
Waste Management Disposal Services of Maryland, Inc.                                      MD
         Sandy Hill
Waste Management Disposal Services of Massachusetts, Inc.                                 MA
Waste Management Disposal Services of Oregon, Inc.                                        DE
         Columbia Ridge Landfill and Recycling Center


         Oregon Waste Systems
Waste Management Disposal Services of Pennsylvania, Inc.                                  PA
         Burlington County Resource Recovery Facilities Complex
         G.R.O.W.S. Landfill
         Meadowlands Baler Facility
         Meadowland Recycling and Disposal Facility
         Northwest Sanitary Landfill
         Pottstown Landfill and Recycling Center
Waste Management Disposal Services of Virginia, Inc.                                      DE
         Middle Peninsula Landfill and Recycling Facility
Waste Management Disposal Services of Washington, Inc.                                    DE
         Greater Wenatchee Regional Landfill and Recycling Center
         Waste Management of Washington
Waste Management Do Brasil, Ltda                                                        BRAZIL
Waste Management Environmental Services B.V.                                          NETHERLANDS
Waste Management Federal Services of Colorado, Inc.                                       DE
Waste Management Federal Services of Hanford, Inc.                                        DE
Waste Management Federal Services of Idaho, Inc.                                          DE
Waste Management Federal Services, Inc.                                                   DE
Waste Management Financing Corp.                                                          DE
Waste Management Geotech, Inc.                                                            DE
Waste Management GmbH & Co. MVA Hamm oHG                                                GERMANY
Waste Management Greece AAE                                                             GREECE
Waste Management Holdings, Inc. (f/k/a Waste Management, Inc.)                            DE
Waste Management Inc., of Florida                                                         FL
         Atlantic Waste Management
         Broward Disposal
         Central Disposal
         Environmental Waste Systems
         Florida Environmental Waste
         Florida Disposal
         Florida Resource Management
         Gulf Coast Recycling and Disposal Facility
         Hillsborough Heights Recycling and Disposal Facility
         Medly Landfill & Recycling Center
         Rubbish Gobbler
         Southeast recycling and Disposal Facility
         Southern Sanitation Service
         South Florida Service Center
         United Sanitation Recycling and Disposal Facility
         Waste Management of Bay County
         Waste Management of Collier County
         Waste Management of Dade County
         Waste Management of Monroe County
         Waste Management of Pasco County
         Waste Management of Tampa
Waste Management Industrial Services, Inc.                                                DE
Waste Management International                                                           JAPAN
Waste Management International                                                        SWITZERLAND
Waste Management International Services Limited                                     UNITED KINGDOM
Waste Management International, Inc.                                                      DE
Waste Management International, Ltd.                                                    BERMUDA
Waste Management Italia S.r.1.                                                           ITALY


Waste Management Ltd.                                                               UNITED KINGDOM
Waste Management N.Z. Ltd.                                                            NEW ZEALAND
Waste Management Nederland B.V.                                                       NETHERLANDS
Waste Management of Alameda County, Inc.                                                  CA
         Altamont Landfill and Resource Recovery Facility
         Central Division
         Davis Street Station for Material Recovery and Transfer
         East Bay Disposal Co.
         Livermore Dublin Disposal
         Northern Division
         Recycle America of Northern California
         Southern Division
         Sunnyvale Recycling and Disposal Facility
         Tri-Cities Recycling and Disposal Facility
Waste Management of Arizona, Inc.                                                         CA
         Asset Recovery Group
         Butterfield Station Recycling and Disposal Facility
         Industrial Services Division
         Sky Harbor regional Transfer & Recycling Center
         27th Avenue Recycling and Disposal Facility
         Waste Management of Northern Arizona
         Waste Management of Phoenix - North
         Waste Management of Phoenix - Recycle America
         Waste Management of Phoenix - South
         Waste Management of Tucson
         Waste Management of Tucson - Recycle America
         Waste Management of Verde Valley
         WMI Services- Phoenix
Waste Management of Arkansas, Inc.                                                        DE
         Brushy Island Recycling and Disposal Facility
         Jefferson County Recycling and Disposal Facility
         Shannon Road Recycling and Disposal Facility
         Union County Recycling and Disposal Facility
         Waste Management of Arkansas North
         Waste Management of Arkansas South
Waste Management of California, Inc.                                                      CA
         Kirby Canyon recycling and Disposal Facility
         Lancaster Recycling and Disposal Facility
         Simi Valley Recycling and Disposal Facility
         Universal Refuse Removal of El Cajon
         Waste Management of Fresno County
         Waste Management of Lancaster
         Waste Management of Los Angeles
         Waste Management of Los Angeles - South
         Waste Management of North County
         Waste Management of San Diego
         Waste Management of San Fernando Valley
         Waste Management of Santa Clara County
         Waste Management of the Desert
         WMI Services
Waste Management of Carolinas, Inc.                                                       NC
         Piedmont Landfill and Recycling Center
         Waste Management of Asheville
         Waste Management of Carolinas
         Waste Management of Central Carolina
         Waste Management of Eastern Carolina
         Waste Management of the Piedmont
         Waste Management of Raleigh/Durham


         Waste Management of Wilmington
         Waste Management of the Triad
Waste Management of Central Florida, Inc.                                                 FL
         Aluchua Waste Management
Waste Management of Colorado, Inc.                                                        CO
         Canon City Disposal and Recycling
         Colorado Springs Transfer Station
         Englewood Transfer Station
         Port-O-Let
         Waste Management of Aurora
         Waste Management of Colorado - Aurora Facility
         Waste Management of Colorado - North Facility
         Waste Management of Colorado - Recycle Facility
         Waste Management of Colorado - South Facility
         Waste Management of Colorado Springs-Recycle America
         Facility
         Waste Management of Denver
         Waste Management of Denver- Recycle America
         Processing Facility
         Waste Management of Northern Colorado
         Waste Management of Pueblo
         Waste Management of the Rockies
         WMI Medical Services
Waste Management of Delaware, Inc.                                                        DE
         Waste Management of Delaware- Wilmington
         Waste Management of Delmarva
Waste Management of Five Oaks Recycling and Disposal, Inc.                                DE
Waste Management of Florida Holding Co, Inc.                                              DE
Waste Management of Georgia, Inc.                                                         GA
         Live Oak Landfill
         Superior Sanitation Landfill
         Waste Management of Savannah
         Waste Management of the Tennessee Valley
Waste Management of Grass Valley, Inc.                                                    DE
Waste Management of Hawaii, Inc.                                                          HI
         Waimanalo Gilch Recycling and Disposal Facility
         West Hawaii Landfill
Waste Management of Idaho, Inc.                                                           ID
Waste Management of Illinois, Inc.                                                        DE
         Banner/Western Disposal Service
         Chain of Rocks Recycling and Disposal Facility
         CID
         DeKalb County Recycling and Disposal Facility
         Durbin Paper Stock Company
         Five Oaks Recycling and Disposal Facility
         Greene Valley Recycling and Disposal Facility
         Kankakee recycling and Disposal Facility
         Laraway Recycling and Disposal Facility
         McLean County Disposal and recycling Services
         Milam Recycling and Disposal Facility
         Prairie Hill Recycling and Disposal Facility
         Settler's Hill recycling and Disposal Facility
         Tazewell Recycling and Disposal Facility
         TCD Services
         United Waste Systems
         Waste Management- Metro
         Waste Management- North


         Waste Management- Northwest
         Waste Management- West
         Waste Management of Metro East
         Waste Management of Peoria
         Waste Management of the South Suburbs
         Wheatland Prairie Recycling and Disposal Facility
         Woodland Recycling and Disposal Facility
Waste Management of Indiana Holdings One, Inc.                                            DE
Waste Management of Indiana Holdings Two, Inc.                                            DE
Waste Management of Indiana LLC                                                           DE
         Deercroft Recycling and Disposal Facility
         Glenwood Ridge Recycling and Disposal Facility
         Oak Ridge recycling and Disposal Facility
         Prairie View recycling and Disposal Facility
         Superior Waste Systems
         Twin Bridges Recycling and Disposal Facility
         Waste Management of Central Indiana
         Waste Management of Evansville
         Waste Management of Fort Wayne
         Waste Management of Indianapolis
         Waste Management of Indianapolis-Hamilton County
         Transfer
         Waste Management of Lafayette
         Waste Management of Muncie
         Waste Management of Northwest Indiana
         Waste Management of Warsaw
         Wheeler Recycling and Disposal Facility
Waste Management of Iowa, Inc.                                                            IA
         Solid Waste Systems
Waste Management of Kansas, Inc.                                                          KS
         Forest View recycling and Disposal Facility
         Rolling Meadows recycling & Disposal facility
         Solid Waste Systems
         Topeka Waste Systems
         Waste Management of Wichita
         Waste Management - Refuse Control
Waste Management of Kentucky Holdings, Inc.                                               DE
Waste Management of Kentucky LLC                                                          DE
         Blue Ridge Recycling and Disposal Facility
         Kramer Lane Recycling and Disposal Facility
         Lexington recycling and Disposal Facility
         Outer Loop recycling and Disposal Facility
         Waste Management of Kentucky - Gray Disposal
         Waste Management of Kentucky - Lexington
         Waste Management of Kentucky - Louisville
         Waste Management of Kentucky - Madison Disposal
         Waste Management of Kentucky - Stevens Dispos-All
         Service
Waste Management of Leon County, Inc.                                                     FL
Waste Management of Louisiana Holdings One, Inc.                                          DE
Waste Management of Louisiana Holdings Two, Inc.                                          DE
Waste Management of Louisiana LLC                                                         DE
         Acadiana Recycling and Disposal Facility
         Acadia Parish Sanitary Landfill
         Alexandria Recycling and Disposal Facility
         American Waste and Pollution Control-Algiers Residential
         American Waste and Pollution Control- Eastern New


         Orleans Residential
         American Waste and Pollution Control- Kelvin Recycling
         and Disposal Facility
         American Waste and Pollution Control- St. Bernard Parish
         Residential
         American Waste and Pollution Control- Slidell
         American Waste and Pollution Control- West Jefferson
         Residential
         Jefferson Davis Recycling and Disposal Facility
         Kelvin Recycling and Disposal Facility
         Magnolia Recycling and Disposal Facility
         Pelican Recycling and Disposal Facility
         Pelican State Environmental Services
         Waste Management of Acadiana
         Waste Management of Baton Rouge
         Waste Management of the Bayous
         Waste Management of Central Louisiana
         Waste Management of Lake Charles
         Waste Management of New Orleans
         Waste Management of Northeast Louisiana
         Waste Management of Northwest Louisiana
         Waste Management of the Pines
         Waste Management of St. Landry
         Waste Management of St. Tammany
         Waste Management of South Louisiana
         Woodside Recycling and Disposal Facility
Waste Management of Maine, Inc.                                                           ME
         Waste Management of Maine- Portland
Waste Management of Malaysia Sdn Bhd                                                   MALAYSIA
Waste Management of Maryland, Inc.                                                        MD
         Mobile Offices of Maryland
         Waste Management of Cambridge
         Waste Management of Greater Washington
         Waste Management of Maryland, Baltimore
         Waste Management of Southern Maryland
         WMI Medical Services
         WMI Services of Maryland
Waste Management of Massachusetts, Inc.                                                   MA
         Somerville Transfer Station
         Waste Management- Container Services
         Waste Management of Boston- North
         Waste Management of Central Massachusetts
         Waste Management of Massachusetts- Gloucester
         Waste Management of Massachusetts- South Shore
Waste Management of Michigan, Inc.                                                        MI
         Autumn Hills Recycling and Disposal Facility
         Cedar Ridge Recycling and Disposal Facility
         Eagle Valley Recycling and Disposal Facility
         Efficient Sanitation
         Northern Oaks Recycling and Disposal Facility
         Recycle America- Metro Detroit
         Valley Rubbish
         Venice Park recycling and Disposal Facility
         Waste Management of Detroit- Residential
         Waste Management - Metro Detroit
         Waste Management of Michigan- Alma Transfer and
         Recycling Facility
         Waste Management of Michigan- Area Disposal


         Waste Management of Michigan- Burr Oak
         Waste Management of Michigan- Central
         Waste Management of Michigan- Detroit East Recycling
         Transfer Facility
         Waste Management of Michigan- Detroit Transfer and
         Recycling Facility
         Waste Management of Michigan- Detroit MRF/Transfer
         Waste Management of Michigan- Dowagiac Transfer and
         Recycling Facility
         Waste Management of Michigan- Holland
         Waste Management of Michigan- Holland Transfer and
         Recycling Facility
         Waste Management of Michigan- Mideast
         Waste Management of Michigan- Mideast/Port Huron
         Waste Management of Michigan- Midwest
         Waste Management of Michigan- Northern
         Waste Management of Michigan- Recycle
         America/Grand Rapids
         Waste Management of Michigan- Southwest
         Waste Management of Michigan- Western
         Westside Recycling and Disposal Facility
         WMI Services- Eastern Michigan/ Northwest Ohio
         Woodland Meadows Recycling and Disposal Facility
Waste Management of Minnesota, Inc.                                                       MN
         Anoka Recycling and Disposal Facility
         Dietman Sanitation & Recycling
         Northern Waste Systems
         Recycle America of Minnesota
         Sun Prairie Recycling and Disposal Facility
         Waste Management- Blaine
         Waste Management- LeSeur
         Waste Management- Rochester
         Waste Management- Savage
         Waste Management- St. Cloud
         Waste Management of Hastings
         WMI Services of Minnesota
Waste Management of Mississippi, Inc.                                                     MS
         Pecan Grove Landfill
         Pine Ridge Landfill
         Plantation Oaks Landfill
         Prairie Bluff Landfill
         Waste Management of Central Mississippi- Jackson
         Waste Management of Central Mississippi- Kosciusko
         Waste Management of Central Mississippi- Meridian
         Waste Management of Central Mississippi- Vicksburg
         Waste Management of North Mississippi-Clarksdale
         Waste Management of North Mississippi- Columbus
         Waste Management of North Mississippi- Corinth
         Waste Management of North Mississippi- Greenville
         Waste Management of North Mississippi- Grenada
         Waste Management of North Mississippi- Tupelo
         Waste Management of South Mississippi- Gulfport
         Waste Management of South Mississippi- McComb
         Waste Management of South Mississippi- Natchez
         Waste Management of South Mississippi- Pine Belt
Waste Management of Missouri, Inc.                                                        DE
         Black Oak and Disposal Facility
         Environmental Industries


         Kahle Recycling and Disposal facility
         Meramec Hauling
         Pezold Hauling
         Rumble Recycling and Disposal Facility
         Waste Management of Kansas City
         Waste Management of Springfield
         Waste Management fo St. Loius
         Waste Management of the Ozarks
Waste Management of Montana, Inc                                                          DE
         Waste Management of Great Falls
Waste Management of Nebraska, Inc.                                                        DE
         Douglas County Recycling and Disposal Facility
Waste Management of New Hampshire, Inc.                                                   CT
         Turnkey Recycling and Environmental Enterprises
         Waste Management of New Hampshire- Londonberry
         Waste Management of New Hampshire- New Hampton
         Waste Management of New Hampshire- Rochester
         Waste Management of New Hampshire- Peterborough
Waste Management of New Jersey, Inc.                                                      DE
         Avenue A Transfer & Recycling Center
         Middle Martee Landfill
         Recycle America
         Waste Management of Camden
Waste Management of New Mexico, Inc.                                                      NM
         Environmental Waste Equipment Company
         Hobbs Recycling and Disposal Facility
         Landfill Hauling Systems
         Landfill Systems
         R&B Rubbish Removal
         Rio Rancho Recycling and Disposal Facility
         San Juan Recycling and Disposal Facility
         Seay Brothers Rolloff
         Tijeras Disposal
         United Waste Systems
         Waste Management of Albuquerque-Recycle America
         Processing Facility
         Waste Management of Four Corners
         Waste Management of Southeast New Mexico
         Waste Management of the Southwest
Waste Management of New York, L.L.C.                                                      DE
         High Acres Landfill and Recycling Facility
         Waste Management of Eastern New York
         Waste Management of Hudson Valley
         Waste Management of New York-Albion
         Waste Management of New York- Buffalo
         Waste Management of New York- Rochester
         Waste Management of New York- Syracuse
         Waste Management of New York- Utica
         Waste Management of Southwestern New York
         WMI Services of New York
Waste Management of North America, Inc.                                                   IL
Waste Management of North Dakota, Inc.                                                    DE
         Northern Waste Systems
Waste Management of Ohio, Inc.                                                            DE
         Countywide Recycling and Disposal Facility
         ELDA Recycling and Disposal Facility
         Evergreen Recycling and Disposal Facility
         Herrick Valley Recycling and Disposal Facility


         Lake County Recycling and Disposal Facility
         Pinnacle Road Recycling and Disposal Facility
         Seneca East Recycling and Disposal Facility
         Stony Hollow Recycling and Disposal facility
         Suburban Recycling and Disposal Facility
         Waste Management of Ohio- Akron
         Waste Management of Ohio- Blaylock
         Waste Management of Ohio- Cleveland Transfer and
         Recycling Facility
         Waste Management of Ohio- Cleveland West
         Waste Management of Ohio- Columbus
         Waste Management of Ohio- Columbus Transfer and
         Recycling Facility
         Waste Management of Ohio- Findlay
         Waste Management of Ohio- IWD
         Waste Management of Ohio- Koogler
         Waste Management of Ohio- Lima
         Waste Management of Ohio- Lima Transfer and Recycling
         Facility
         Waste Management of Ohio- M&M Sanitation
         Waste Management of Ohio- Newark
         Waste Management of Ohio- Northwest
         Waste Management of Ohio- Recycle America/Toledo
         Waste Management of Ohio- S.E.M.
         Waste Management of Ohio- Shelby County Transfer
         Waste Management of Ohio- Suburban Sanitation Service
         Waste Management of Ohio- Western Reserve
         Waste Management of Ohio- Youngstown
         WMI Services- Ohio
Waste Management of Oklahoma, Inc.                                                        OK
         East Oak Recycling and Disposal Facility
         Muskogee recycling and Disposal Facility
         Quarry Recycling and Disposal Facility
         Waste Management of Oklahoma City
         Waste Management of Tulsa
Waste Management of Oregon, Inc.                                                          OR
         Metro South Transfer Station
         Port-O-Let
         Waste Management of Vancouver U.S.A.
         Zero Garbage
Waste Management of Pennsylvania, Inc.                                                    PA
         Alderfer & Frank
         Lake View Landfill (Northern)
         Mid-Atlantic Recycling and Distribution Center
         Milton Grove Demolition and Tire Recycling
         Philadelphia Transfer and Recycling Station
         Pottsville Transfer Station
         Recycle America
         River Road Landfill
         Steel Valley Transfer Station
         The Forge Recycling and Resource Recovery Center
         Tully Town Resource Recovery Facility
         Waste Automation
         Waste Management - Allentown
         Waste Management- Dixon Recycling
         Waste Management of Camp Hill
         Waste Management of Delaware Valley- North
         Waste Management of Delaware Valley- South


         Waste Management of Erie
         Waste Management of Greater Lancaster
         Waste Management of Greencastle
         Waste Management of Greenville
         Waste Management of Indian Valley
         Waste Management of Laurel Valley
         Waste Management of Northeast Pennsylvania
         Waste Management of Pennsylvania- Hauling
         Waste Management of Pittsburgh
         Waste Management of Pottstown
         Waste Management of Wilkinsburg
         WMI Medical Services of New Jersey
         WMI Medical Services of New York
         WMI Medical Services of Pennsylvania
         WMI Medical Services of West Virginia
Waste Management of Rhode Island, Inc.                                                    DE
         Waste Management of Rhode Island- Newport
Waste Management of South Carolina, Inc.                                                  SC
         Charleston Landfill
         Hickory Hill Sanitary Landfill
         Palmetto Landfill
         Sandy Pines Landfill
         Waste Management of South Carolina
         Waste Management of the Low Country
Waste Management of South Dakota, Inc.                                                    SD
         Waste Management of Sioux Falls
         Waste Management of the Black Hills
Waste Management of Texas, Inc.                                                           TX
         All Waste Paper Recycling
         Atascosita Recycling and Disposal Facility
         Ausitn Community Disposal Co.
         Bluebonnet Recycling and Disposal Facility
         Centex Waste Management
         Coastal Plains Recycling and Disposal Facility
         Comal County Recycling and Disposal Facility
         Covell Gardens Landfill
         DFW Recycling and Disposal Facility
         Fogle Garbage Service
         Garbage Gobbler
         Hillside recycling and Disposal Facility
         Kingwood Garbage Service
         Lacy Lakeview Recycling and Disposal Facility
         Longhorn Disposal
         Northwest Transfer Station
         Oak Hill Recycling and Disposal Facility
         Pecan Prairie Recycling and Disposal Facility
         Recycle America- Dallas Bulk grade Division
         Recycle America- Dallas High Grade Division
         S&B trucking & Sanitation
         Security Landfill
         Skyline Recycling and Disposal Facility
         Texas Waste Management
         Waste Management of Fort Worth Recycling and Disposal
         Facility
         Waste Management - Golden Triangle
         Waste Management of Dallas- East
         Waste Management of Dallas Recycle America Processing
         Facility


         Waste Management of Dallas- West
         Waste Management of East Texas
         Waste Management of Fort Worth
         Waste Management of Fort Worth Recycling and Disposal
         Facility
         Waste Management of Houston
         Waste Management of Northeast Texas
         Waste Management of Southeast Texas
         Waste Management of Southeast Texas- Angleton
         Waste Management of Southeast Texas- Dickinson
         Waste Management of South Texas
         Waste Management of West Texas
         Westside Recycling and Disposal Facility
         Williamson County Recycling and Disposal Facility
         WMI Services of Dallas
         WMI Services of North Texas
         WMI Services of Texas
Waste Management of Utah, Inc.                                                            UT
         Waste Management of Northern Utah
         Reliable Waste Systems
         Waste Management of Salt Lake
Waste Management of Virginia, Inc.                                                        VA
         Manassas Transfer Station
         Waste Management of Hampton Roads
         Waste Management of Northern Virginia
         Waste Management of Northern Virginia- Crown Disposal
         Waste Management of the Outer Banks
         Waste Management of Richmond/Fiber Fuels
         Waste Management of Richmond Port-O-Let
         Waste Management of Richmond Recycle America
         Waste Management of Virginia- Blue Ridge
         WMI Services of Hampton Roads
         WMI Services of Virginia
Waste Management of West Virginia, Inc.                                                   DE
         Waste Management of Shenandoah Valley
Waste Management of Wisconsin, Inc.                                                       WI
         Best Disposal
         Mallard Ridge Recycling and Disposal Facility
         Metro/Stone Ridge Recycling and Disposal Facility
         Orchard Ridge Recycling and Disposal Facility
         Parkview Recycling and Disposal Facility
         Pheasant Run Recycling and Disposal Facility
         Ridgeview Recycling and Disposal Facility
         Timberline Trail Recycling and Disposal Facility
         UWS Transportation
         Valley Trail Recycling and Disposal Facility
         Waste Management- Northeast Wisconsin
         Waste Management of Fox Valley
         Waste Management of La Crosse
         Waste Management of Madison
         Waste Management of Milwaukee
         Waste Management of Muskego
         Waste Management of Rockford
         Waste Management of Wisconsin- East
         Waste Management Southwest
         Waste Management of St. Croix Valley
         Waste Management - Tri County
         WMI Services of Wisconsin


Waste Management of Wyoming, Inc.                                                         DE
Waste Management Operations Ireland Ltd.                                            UNITED KINGDOM
Waste Management Paper Recycling, Inc.                                                    DE
Waste Management Paper Stock Company, Inc.                                                DE
         Southern Sanitation Southeast - Recycle America
         Waste Management of Florida- Recycle America
         Waste Management of Sarasota- Recycle America
         Waste Management of Tampa- Recycle America
Waste Management Partners, Inc.                                                           DE
         American Refuse Systems, Inc.
         Ocmulgee Disposal, Inc.
Waste Management Partnership Holdings, Inc.                                               DE
Waste Management Plastic Products, Inc.                                                   DE
Waste Management Project Services B.V.                                                NETHERLANDS
Waste Management Queensland Pty Ltd.                                                   AUSTRALIA
Waste Management Queensland Pty. Limited                                              QUEENSLAND
Waste Management Recycling & Services Ltd                                              HONG KONG
Waste Management Remediation Services B.V.                                            NETHERLANDS
Waste Management Siam Holdings Limited                                                 THAILAND
Waste Management Siam Limited                                                          THAILAND
Waste Management South America B.V.                                                   NETHERLANDS
Waste Management Stendahl GmbH                                                          GERMANY
Waste Management Technology Center, Inc.                                                  DE
Waste Management Thailand B.V.                                                        NETHERLANDS
Waste Management, Inc. (f/k/a USA Waste Services, Inc.)                                   DE
Waste Management, Inc. of Tennessee                                                       TN
         Chestnut Ridge Landfill and Recycling Center
         Waste Management of Tennessee - Clarksville
         Waste Management of Tennessee - Jackson
         Waste Management of Tennessee - Knoxville
         Waste Management of Tennessee - Memphis
         Waste Management of Tennessee - Nashville
         West Camden Sanitary Landfill
Waste Resource Technologies, Inc.                                                         CA
Waste Resources of Tennessee, Inc.                                                        TN
Waste Services of South Florida, Inc.                                                     FL
Waste-X Services, Inc.                                                                    FL
Wastronics, Inc.                                                                          AK
Water Investments, Inc.                                                                   DE
         LJ Water Partners, L.P. (49% ownership by Water Investment,
Inc.)
Waterblast Ltd.                                                                     UNITED KINGDOM
Webster Parish Landfill, L.L.C.                                                           DE
WESI Baltimore Inc.                                                                       DE
WESI Capital Inc.                                                                         DE
WESI Peekskill Inc.                                                                       DE
WESI Westchester Inc.                                                                     DE
Wessex Waste Gas to Energy Ltd.                                                     UNITED KINGDOM
Wessex Waste Management Limited                                                     UNITED KINGDOM
West Milford Haulage, Inc.                                                                NJ


Westchester Resco Company, L.P.
Western El Dorado Recovery Systems, Inc.                                                  CA
Western Land Acquisition, Inc.                                                            RI
Western States Waste Systems, Inc.                                                        AZ
Western U.P. Landfill, Inc.                                                               MI
Western Waste Industries                                                                  CA
         Conroe Industrial Transportation
         Conroe Landfill #7
         Conroe Landfill Administration
         Fresno Transfer Station
         Inland Empire
         Redondo Beach Recycling
         Sunnydale Transfer Station
         Western Beaumont Landfill
         Western Longmont Landfill
         WW/Chino Transfer Station
         WW/Conroe Processing Plant
         WW/EL Sobrante Landfill
         Nassau Landfill
         WW/Southern California Processing
Westley Trading Ltd.                                                                UNITED KINGDOM
Wheelabrator Air Pollution Control Inc.                                                   DE
Wheelabrator Canada Inc.                                                                ONTARIO
Wheelabrator Carteret Inc.                                                                DE
Wheelabrator Cedar Creek Inc.                                                             DE
Wheelabrator Clean Water New Jersey Inc.                                                  DE
Wheelabrator Coal Services Company                                                        DE
Wheelabrator Concord Inc.                                                                 DE
Wheelabrator Connecticut Inc.                                                             DE
Wheelabrator Culm Services Inc.                                                           DE
Wheelabrator Energy Leasing Company                                                       DE
Wheelabrator Energy Systems Inc.                                                          DE
Wheelabrator Environmental Systems Inc.                                                   DE
Wheelabrator Falls Inc.                                                                   DE
Wheelabrator Frackville Energy Company Inc.                                               DE
Wheelabrator Frackville Properties Inc.                                                   DE
Wheelabrator Fuel Services Inc.                                                           DE
Wheelabrator Fuels Service Corporation                                                    DE
Wheelabrator Gloucester Inc.                                                              DE
Wheelabrator Guam Inc.                                                                    DE
Wheelabrator Hudson Energy Company Inc.                                                   DE
Wheelabrator Land Resources Inc.                                                          DE
Wheelabrator Lassen Inc.                                                                  DE
Wheelabrator Martell Inc.
Wheelabrator McKay Bay Inc.                                                               FL
Wheelabrator Millbury Inc.                                                                DE
Wheelabrator New Hampshire Inc.                                                           DE
Wheelabrator New Jersey Inc.                                                              DE
Wheelabrator NHC Inc.                                                                     DE


Wheelabrator North Broward Inc.                                                           DE
Wheelabrator North Shore Inc.                                                             DE
Wheelabrator Norwalk Energy Company Inc.                                                  DE
Wheelabrator Penacook Inc.                                                                DE
Wheelabrator Pinellas Inc.                                                                DE
Wheelabrator Polk Inc.                                                                    DE
Wheelabrator Power Marketing Inc.                                                         DE
Wheelabrator Putnam Inc.                                                                  DE
Wheelabrator Ridge Energy Inc.                                                            DE
Wheelabrator Saugus Inc.                                                                  DE
Wheelabrator Shasta Energy Company Inc.                                                   DE
Wheelabrator Sherman Station One Inc.                                                     DE
Wheelabrator Sherman Station Two Inc.                                                     DE
Wheelabrator Shrewsbury Inc.                                                              DE
Wheelabrator South Broward Inc.                                                           DE
Wheelabrator Spokane Inc.                                                                 DE
Wheelabrator Technologies Inc.                                                            DE
Wheelabrator Water Technologies Baltimore L.L.C.                                          DE
Wheelabrator Water Technologies Canada Inc.                                               DE
Wheelabrator Water Technologies Inc.                                                      MD
White Lake Landfill, Inc.                                                                 MI
Whitefeather Landfill, Inc.                                                               DE
Wildcat Refuse, Inc.                                                                      MD
Williams Disposal Service, Inc.                                                           FL
Williams Landfill, L.L.C.                                                                 DE
Wil-Mar, Inc.                                                                             CA
WM International Holdings, Inc.                                                           DE
WM Norge AS                                                                             NORWAY
WM Umwelttechnik GmbH                                                                   GERMANY
WM Ymparistopalvelut OY                                                                 FINLAND
WMD Bockmann  Fritz Ohlig GmbH                                                          GERMANY
WMD Just Entsorgung GmbH                                                                GERMANY
WMD Knab GmgH                                                                           GERMANY
WMD Knab Zwischenlager GmbH                                                             GERMANY
WMD Knoss & Anthes GmbH                                                                 GERMANY
WMD Schreiber GmbH                                                                      GERMANY
WMD Waste Management Deutschland Holding GmbH                                           GERMANY
WMI Medical Services of Ohio, Inc.                                                        OH
         WMI Medical Services- Dayton
WMI Merger Sub, Inc.                                                                      DE
WMI Mexico Holdings, Inc.                                                                 DE
WMI Quebec Inc.                                                                         QUEBEC
WMI Selbergs AB                                                                         SWEDEN
WMI Services of Nevada, Inc.                                                              NV
WMI Urban Services, Inc.                                                                  DE
WMI Waste Management of Canada Inc.                                                     CANADA
         TCL Waste Systems
         Waste Management Big Bear Services


         Waste Management Fraser Valley
         Waste Management Halton/Hamilton
         Waste Management Materials Processing- Recycle Canada
         Waste Management Materials Processing- Toronto Transfer
         Waste Management McLellan Disposal
         Waste Management of Oxford/Perth
         Waste Management of Calgary
         Waste Management of Edmonton
         Waste Management of Greater Toronto
         Waste Management of Greater Vancouver
         Waste Management of Southwestern Ontario
         Waste Management of the Okanagan
         Waste Management York/Simcoe
         West Edmonton Recycling and Disposal Facility
         WMI du Quebec
         WMI - Hull/Ottawa
         WMI Recyclage Quebec
         WMI Rive - Sud
         WMI Waste Management DuCanada
WMNA Container Recycling, Inc.                                                            DE
WMNA Rail-Cycle Sub, Inc.                                                                 DE
WR Pollard and Son Limited                                                          UNITED KINGDOM
Wright General, Inc.                                                                      AK
WTI China Holdings I, Inc.                                                          CAYMAN ISLANDS
WTI China Holdings II Inc.                                                          CAYMAN ISLANDS
WTI China One Inc.                                                                        DE
WTI China Two Inc.                                                                        DE
WTI International Energy Inc.                                                             DE
WTI International Holdings Inc.                                                           DE
WTI Qicheng LLC                                                                     CAYMAN ISLANDS
WTI Rust Holdings Inc.                                                                    DE
WTI Rust Holdings, Inc.                                                                   DE
WTI Taicang LLC.                                                                    CAYMAN ISLANDS
WTI Yingkou LLC.                                                                    CAYMAN ISLANDS
Yell County Landfill, L.L.C.                                                              DE
Zenith/Kremer Material Recovery, Inc.                                                     MN
         Suburban Recycling Service
Zenith/Kremer Waste Systems, Inc.                                                         MN
         Cecil Shykes Sanitary Service
         Home Town Garbage Service
         Kremer Disposal
         Kremer Recycling
         Suburban Sanitation Service
         Zenith Recycling
Zhong Zia Environmental Technology Co. Ltd.                                            HONG KONG
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